Exhibit 10.1

AMENDMENT NO. 5
TO
LOAN AND SECURITY AGREEMENT

AMENDMENT NO. 5 (this “Amendment”), dated as of March 23, 2007, by and among K-SEA OPERATING PARTNERSHIP L.P. (the “Borrower”), the several financial institutions party hereto (the “Lenders”), KEYBANK NATIONAL ASSOCIATION, as Administrative Agent for the Lenders (in such capacity, the “Administrative Agent”) and as collateral trustee for the Lenders, LASALLE BANK, NATIONAL ASSOCIATION, as syndication agent, and CITIZENS BANK OF PENNSYLVANIA, as Documentation Agent.

RECITALS

A.            Borrower, the Lenders and the Administrative Agent are parties to a Loan and Security Agreement, dated as of March 24, 2005 (as heretofore amended, and as it may be further amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”).  Unless otherwise defined herein, all capitalized terms used herein or in the Acknowledgement and Consent annexed hereto shall have the meanings ascribed to them in the Loan Agreement.

B.            Pursuant to the Increase Supplement dated as of February 28, 2007 among the Borrower, Citibank, N.A., HSBC Bank USA, National Association, and the Administrative Agent, Citibank, N.A. and HSBC Bank USA, National Association became Lenders.

C.            Borrower has requested that the Administrative Agent and the Lenders amend the Loan Agreement in certain respects.

D.            The Administrative Agent has advised Borrower that the Lenders are willing to agree to its requests to amend the Loan Agreement on the terms and subject to the conditions set forth in this Amendment.

Accordingly, in consideration of the foregoing, the parties hereto hereby agree as follows:

1.             AMENDMENTS TO LOAN AGREEMENT.

(a)           Additional Definitions.  Section 1.01 of the Loan Agreement is hereby amended by adding the following new definitions in the appropriate alphabetical order:

“Amendment No. 5” means Amendment No. 5 to Loan and Security Agreement, dated as of March 23, 2007, among Borrower, the Lenders party thereto and the Administrative Agent.

“Amendment No. 5 Effective Date” means March 23, 2007.

(b)           Amendments to Definitions.  Section 1.01 of the Loan Agreement is hereby amended by deleting the definition of “Maximum Amount” in its entirety and substituting the following therefor:

“Maximum Amount” means, with respect to the Facility, One Hundred Million Dollars ($100,000,000.00), as such amount may be increased in the aggregate in accordance with Section 2.18 hereof or decreased in the aggregate in accordance with Section 2.07.

(c)           Increase of Commitments.  Section 2.18(a) of the Loan Agreement is hereby amended by deleting the first sentence thereof in its entirety and substituting the following therefor:

Provided that no Default or Event of Default has occurred and is continuing, Borrower may, at any time and from time to time after the Amendment No. 5 Effective Date, provide a written request to the Administrative Agent to increase the Commitments of the Facility by up to an aggregate maximum amount of Fifty Million Dollars ($50,000,000.00).

(d)           Documentation Agent.  From and after the Amendment No. 5 Effective Date, Citizens Bank of Pennsylvania shall be “Documentation Agent” under the Loan Agreement and the other Loan Documents and subject to the benefits of Section 9.10 of the Loan Agreement.

(e)           Commitments.  Schedule 2.01 to the Loan Agreement is hereby deleted in its entirety and Exhibit A to this Amendment substituted therefor.

(f)            General.  All references to “this Agreement” in the Loan Agreement and to “the Loan Agreement” in the other Loan Documents shall be deemed to refer to the Loan Agreement as amended hereby.

2.             CONDITIONS TO EFFECTIVENESS.  This Amendment shall be effective upon the satisfaction of each of the following conditions:

(a)           The Administrative Agent (or its counsel) shall have received from each party hereto either (i) a counterpart of this Amendment signed on behalf of such party or (ii) written evidence satisfactory to the Administrative Agent (which may include telecopy transmission of a signed signature page of this Amendment) that such party has signed a counterpart of this Amendment.

(b)           The Administrative Agent shall have received (i) Amendment No. 3 to the Mortgage in form and substance satisfactory to the Administrative Agent duly signed on behalf of Borrower and (ii) Amendment No. 2 to the Sea Coast Mortgage in form and substance satisfactory to the Administrative Agent duly signed on behalf of Sea Coast.

(c)           The Lenders shall be reasonably satisfied that no material adverse change in the business, assets, operations, properties, condition (financial or otherwise), liabilities (including contingent liabilities) or material agreements of Borrower and its Subsidiaries has occurred since June 30, 2006.

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(d)           There shall be no injunction, writ, preliminary restraining order or other order of any nature issued by any Governmental Authority in any respect affecting the transactions provided for in this Amendment and no action or proceeding by or before any Governmental Authority shall have been commenced and be pending or, to the knowledge of Borrower, threatened, seeking to prevent or delay the transactions contemplated by this Amendment or challenging any other terms and provisions hereof or thereof or seeking any damages in connection herewith or therewith.

(e)           The representations and warranties contained in the Loan Agreement shall be true and correct in all material respects, except to the extent such representations and warranties relate to an earlier date and, after giving effect to the amendments set forth in Section 1 hereof, no Default or Event of Default shall exist.

(f)         The Administrative Agent shall have received all amounts due and payable on or prior to the Amendment No. 5 Effective Date, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by Borrower hereunder.

(g)           All legal matters with respect to and all legal documents (including, but not limited to, the Loan Documents) executed in connection with the transactions contemplated by this Amendment shall be satisfactory to counsel for the Administrative Agent.

(h)           Borrower shall have paid the reasonable fees and disbursements of counsel to the Administrative Agent and the Lenders in connection with this Amendment.

The Administrative Agent shall notify Borrower and the Lenders of the Amendment No. 5 Effective Date, and such notice shall be conclusive and binding.

3.             REPRESENTATIONS AND WARRANTIES.  Borrower hereby represents and warrants to the Administrative Agent and the Lenders that:

(a)           The representations and warranties set forth in the Loan Documents are true and correct in all material respects as of the date hereof and with the same effect as though made on and as of the date hereof, except to the extent such representations and warranties relate to an earlier date.

(b)           No Default or Event of Default and no event or condition which, with the giving of notice or lapse of time or both, would constitute such a Default or Event of Default, now exists or would exist.

(c)           (i)  The execution, delivery and performance by Borrower of this Amendment is within its organizational powers and have been duly authorized by all necessary action (corporate or otherwise) on the part of Borrower, (ii) this Amendment is the legal, valid and binding obligation of Borrower, enforceable against Borrower in accordance with its terms, and (iii) neither this Amendment nor the execution, delivery and performance by Borrower hereof: (A) contravenes the terms of Borrower’s organization documents, (B) conflicts with or results in any breach or contravention of, or the creation of any Lien under, any document evidencing any contractual obligation to which Borrower is a party or any order, injunction, writ or decree to which Borrower or its property is subject, or (C) violates any requirement of law.

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4.             EFFECT; NO WAIVER.

(a)           Borrower hereby (i) reaffirms and admits the validity and enforceability of the Loan Documents and all of its obligations thereunder and (ii) agrees and admits that it has no existing defenses to or offsets against any such obligation. Except as specifically set forth herein, the Loan Agreement and the other Loan Documents shall remain in full force and effect in accordance with their terms and are hereby ratified and confirmed.  The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any existing or future Default or Event of Default, whether known or unknown or any right, power or remedy of the Administrative Agent or the Lenders under the Loan Agreement, nor constitute a waiver of any provision of the Loan Agreement, except as specifically set forth herein.

(b)           Borrower hereby (i) reaffirms all of its agreements and obligations under the Loan Documents, (ii) reaffirms that all Obligations of Borrower under or in connection with the Loan Agreement as amended hereby are “Obligations” as that term is defined in the Loan Documents and (iii) reaffirms that all such Obligations continue to be secured by the Loan Documents, which remain in full force and effect and are hereby ratified and confirmed.

5.             MISCELLANEOUS.

(a)           Borrower shall pay the Administrative Agent upon demand for all reasonable expenses, including reasonable attorneys’ fees and expenses of the Administrative Agent, incurred by the Administrative Agent in connection with the preparation, negotiation and execution of this Amendment.

(b)           THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO THE CONFLICTS OF LAW PROVISIONS, BUT INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK) AND DECISIONS OF THE STATE OF NEW YORK.

(c)           This Amendment shall be binding upon Borrower, the Administrative Agent and the Lenders and their respective successors and assigns, and shall inure to the benefit of Borrower, the Administrative Agent and the Lenders and the respective successors and assigns of the Administrative Agent and the Lenders.

(d)           This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.

[Signature pages follow.]

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AS EVIDENCE of the agreement by the parties hereto to the terms and conditions herein contained, each such party has caused this Amendment to be executed on its behalf.

K-SEA OPERATING PARTNERSHIP L.P., by its general partner K-Sea OLP GP, LLC, as Borrower

By:	/s/ TIMOTHY J. CASEY
	Name:	Timothy J. Casey
	Title:	President and Chief Executive Officer

K-SEA OPERATING PARTNERSHIP AMENDMENT NO. 5 SIGNATURE PAGE

KEYBANK NATIONAL ASSOCIATION, for itself as Lender, and as Administrative Agent and as Collateral Trustee

By:	/s/ DAVID J. RAY
	Name:	David J. Ray
	Title:	Vice President

K-SEA OPERATING PARTNERSHIP AMENDMENT NO. 5 SIGNATURE PAGE

LASALLE BANK NATIONAL ASSOCIATION, as Syndication Agent and Lender

By:	/s/ KATHLEEN L. ROSS
	Name:	Kathleen L. Ross
	Title:	Senior Vice President

K-SEA OPERATING PARTNERSHIP AMENDMENT NO. 5 SIGNATURE PAGE

CITIZENS BANK OF PENNSYLVANIA, as Documentation Agent and Lender

By:	/s/ DEVON STARKS
	Name:	Devon Starks
	Title:	Senior Vice President

K-SEA OPERATING PARTNERSHIP AMENDMENT NO. 5 SIGNATURE PAGE

WACHOVIA BANK, NATIONAL ASSOCIATION

By:	/s/ C. SCOTT FIELDS
	Name:	C. Scott Fields
	Title:	Senior Vice President

K-SEA OPERATING PARTNERSHIP AMENDMENT NO. 5 SIGNATURE PAGE

CITIBANK, N.A.

By:	/s/ CHARLES J. MARGIOTTI III
	Name:	Charles J. Margiotti III
	Title:	Vice President

K-SEA OPERATING PARTNERSHIP AMENDMENT NO. 5 SIGNATURE PAGE

HSBC BANK USA NATIONAL ASSOCIATION

By:	/s/ PAULETTE P. LAURENZI
	Name:	Paulette P. Laurenzi
	Title:	Senior Vice President

K-SEA OPERATING PARTNERSHIP AMENDMENT NO. 5 SIGNATURE PAGE

ACKNOWLEDGEMENT AND CONSENT

Each of the undersigned Guarantors hereby (1) consents to the execution and delivery by Borrower of the foregoing Amendment No. 5; (2) agrees that the definition of “Obligations” (and any other term referring to the indebtedness, liabilities and obligations of Borrower to the Administrative Agent or any of the Lenders) in the Parent Guaranty or its Subsidiary Guaranty, as the case may be, and the other Loan Documents shall include the Indebtedness of Borrower under the foregoing Amendment No. 5; (3) agrees that the definition of “Loan Agreement” in the Parent Guaranty or its Subsidiary Guaranty, as the case may be, and the other Loan Documents to which it is a party is hereby amended to mean the Loan Agreement as amended by the foregoing Amendment No. 5; (4) reaffirms its continuing liability under the Parent Guaranty or its Subsidiary Guaranty, as the case may be (as modified hereby); (5) reaffirms all of its agreements and obligations under the Loan Documents to which it is a party; (6) reaffirms that all Obligations of Borrower under or in connection with the Loan Agreement as amended by the foregoing Amendment No. 5 are “Obligations” as that term is defined in the Parent Guaranty or its Subsidiary Guaranty, as the case may be; (7) reaffirms that all such Obligations continue to be secured by the Loan Documents to which it is a party, which remain in full force and effect and are hereby ratified and confirmed; and (8) confirms and agrees that it is a Guarantor and that the Parent Guaranty or its Subsidiary Guaranty, as the case may be, and the other Loan Documents to which it is a party are, and shall continue to be, in full force and effect in accordance with their respective terms.

K-SEA TRANSPORTATION PARTNERS L.P. by its general partner, K-Sea General Partner L.P., by its general partner, K-Sea General Partner GP LLC

By:	/s/ TIMOTHY J. CASEY
	Name:	Timothy J. Casey
	Title:	President and Chief Executive Officer

K-SEA TRANSPORTATION INC.

By:	/s/ TIMOTHY J. CASEY
	Name:	Timothy J. Casey
	Title:	President and Chief Executive Officer

SEA COAST TRANSPORTATION LLC

By:	/s/ TIMOTHY J. CASEY
	Name:	Timothy J. Casey
	Title:	President and Chief Executive Officer

EXHIBIT A
TO
AMENDMENT NO. 1 TO LOAN AGREEMENT

SCHEDULE 2.01

Amendment No. 5 Effective Date Commitments

Lender	Commitment
KeyBank National Association	$24,193,548.39
LaSalle Bank National Association	$19,354,838.71
Citizens Bank of Pennsylvania	$17,903,225.81
Citibank, N.A.	$15,000,000.00
Wachovia Bank, National Association	$13,548,387.09
HSBC Bank USA National Association	$10,000,000.00
Aggregate Commitments	$100,000,000.00